December 6, 2007

Navistar Financial Corporation
Navistar Financial Retail Receivables Corporation
425 N Martingale Road
Suite 1800
Schaumburg, Illinois  60173

Re:  Waiver

Ladies/Gentlemen:

Please refer to (i) the Note Purchase Agreement, dated as of October 20, 2006 (as in effect on the date hereof, the “Note Purchase Agreement”) among Navistar Financial Retail Receivables Corporation (“NFRRC”), as Seller, Navistar Financial Corporation, individually (“NFC”) and as Servicer, Thunder Bay Funding, LLC, as Conduit Investor, and Royal Bank of Canada, as Agent and (ii) the Servicing Agreement, dated as of October 20, 2006, among NFRRC, Navistar Financial 2006-RBC Owner Trust, as Issuer, NFC, as Servicer, and The Bank of New York, as Indenture Trustee.  The Agent (on behalf of the Conduit Investor and the other Investors) is the holder of record of 100% of the Floating Rate Asset Backed Note, No. R-1, issued by the Issuer pursuant to the Indenture.  Capitalized terms used but not defined herein have the respective meanings ascribed to them (or incorporated by reference in) the Servicing Agreement.

The Note Purchase Agreement or the Servicing Agreement, as applicable, requires, among other things, the following:

(i)           Section 5.02(c) of the Note Purchase Agreement requires that the Servicer deliver to the Agent (x) on or before July 31, 2007 (or earlier under certain circumstances specified therein), (i) a copy of the annual financial statements of the Servicer for the fiscal years October 31 2005 and 2006 and (ii) on or before March 1, 2008 (i.e., within 120 days after the last fiscal quarter of the fiscal year ended October 31, 2007), a copy of the annual financial statements of the Servicer for the fiscal year ended October 31, 2007 (each such delivery requirement in this clause (x), an “Annual Financial Statement Delivery Requirement”) and (y) (i) on or before July 31, 2007 (or earlier in certain circumstances specified therein), a copy of the quarterly financial statements of the Servicer for the fiscal quarters ended January 31, April 30 and July 31, 2006 and for the fiscal quarters ended January 31 and April 30, 2007 and (ii) within 45 days after the end of the fiscal quarters ended July 31, 2007, January 31, 2008, April 30, 2008 and July 31, 2008, a copy of the quarterly financial statements of the Servicer for the fiscal quarters ended, respectively, July 31, 2007, January 31, 2008, April 30, 2008 and July 31, 2008 (each such delivery requirement in this clause (y), a “Quarterly Financial Statement Delivery Requirement”); and

(ii)           Section 3.02(a) of the Servicing Agreement requires that on or before (i) July 31, 2007 (or earlier under certain circumstances specified therein), the Servicer shall cause a firm of independent accountants to deliver to the Agent an independent Accountant’s Report for the fiscal year ended October 31, 2006 and (ii) on or before February 1, 2008, the Servicer shall cause a firm of independent accountants to deliver to the Agent an independent Accountant’s Report for the fiscal year ended October 31, 2007 (each such delivery requirement in clauses (i) and (ii), an “Independent Accountant’s Report Delivery Requirement”).

The Servicer expects to fail to satisfy each Annual Financial Statement Delivery Requirement, each Quarterly Financial Statement Delivery Requirement and each Independent Accountant’s Report Delivery Requirement.

Additionally, the Servicer has notified the Agent that it (i) has failed to timely file its annual reports on Form 10-K for the 2005 Fiscal Year and the 2006 Fiscal Year with the Securities and Exchange Commission in accordance with the Securities and Exchange Act of 1934, (ii) has failed to timely file quarterly reports on Form 10-Q for all of its fiscal quarters in 2006 and 2007 with the Securities Exchange Commission in accordance with the Securities Exchange Act of 1934, and (iii) expects to fail to timely file its annual report on Form 10-K for the 2007 Fiscal year and expects to fail to timely file one or more of its quarterly reports on Form 10-Q for fiscal quarters in 2008 with the Securities and Exchange Commission in accordance with the Securities and Exchange Act of 1934 (the occurrence of any such failure, a “Periodic Reporting Failure”).

The Servicer has requested that the Agent waive any potential Servicer Defaults arising from the matters described above.  The Agent hereby agrees to waive the occurrence of any Servicer Defaults to the extent described below.

1.           The Agent (in accordance with Section 7.06 of the Servicing Agreement) hereby directs the Indenture Trustee to waive, and each of Indenture Trustee, the Conduit Investor and the Agent hereby waives, any Servicer Default arising solely from the failure to satisfy the Annual Financial Statement Delivery Requirements; provided that this waiver shall only remain effective until November 30, 2008 unless the Servicer shall have satisfied each Annual Financial Statement Delivery Requirement prior to such date.

2.           The Agent (in accordance with Section 7.06 of the Servicing Agreement) hereby directs the Indenture Trustee to waive, and each of Indenture Trustee, the Conduit Investor and the Agent hereby waives, any Servicer Default arising solely from the failure to satisfy the Quarterly Financial Statement Delivery Requirements; provided that this waiver shall only remain effective until November 30, 2008 unless the Servicer shall have satisfied each Quarterly Financial Statement Delivery Requirement prior to such date.

3.           The Agent (in accordance with Section 7.06 of the Servicing Agreement) hereby directs the Indenture Trustee to waive, and each of Indenture Trustee, the Conduit Investor and the Agent hereby waives, any Servicer Default or default arising under Section 5.05 of the Note Purchase Agreement from any Periodic Reporting Failure; provided that this waiver shall only remain effective until November 30, 2008 unless the Servicer shall have caused the annual reports and quarterly reports giving rise to any Periodic Reporting Failure to be filed with the Securities and Exchange Commission prior to such date.

4.           The Agent (in accordance with Section 7.06 of the Servicing Agreement) hereby directs the Indenture Trustee to waive, and each of Indenture Trustee and the Agent hereby waives, any Servicer Default arising solely from the failure of the Servicer to satisfy the Independent Accountant’s Report Delivery Requirements; provided that this waiver shall only remain effective until November 30, 2008 unless the Servicer shall have satisfied each Independent Accountant’s Report Delivery Requirement prior to such date.

Each of the Indenture Trustee, the Conduit Investor and the Agent hereby expressly reserves, and nothing herein shall be construed as a waiver of, (i) any Servicer Default or default under the Note Purchase Agreement specified in paragraphs 1, 2, 3 and 4 above, to the extent that the effectiveness of the waiver of such Servicer Default or default under the Note Purchase Agreement shall lapse as described therein and (ii) any rights with respect to any breach constituting a Servicer Default, Potential Servicer Default or default under the Note Purchase Agreement existing or arising for any other reason.

This waiver may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same waiver.  This waiver shall be a contract made under and governed by the internal laws of the State of New York applicable to contracts made and to be performed entirely within such State.

IN WITNESS WHEREOF, the undersigned has caused this waiver to be duly executed and delivered by their respective duly authorized officers on the day and year first above written

ROYAL BANK OF CANADA, as Agent

By:     /s/  DENHAM O. TURTON
Name:      Denham O. Turton
Title:        Authorized Signory

THUNDER BAY FUNDING, LLC,
as Conduit Investor

By: Royal Bank of Canada, its
its attorney-in-fact

By:     /s/  DENHAM O. TURTON
Name:      Denham O. Turton
Title:        Authorized Signory:

THE BANK OF NEW YORK, not in its
individual capacity but solely as Indenture Trustee

                                                                                                By:       /s/ MICHAEL BURACK
                                                                                                Name:       Micheal Burack
                                                                                                Title:         Assistant Treasurer

Acknowledged and Agreed:

NAVISTAR FINANCIAL CORPORATION

By:     /s/  JOHN V.MULVANEY, SR.
Name:      John V. Mulvaney, Sr.
Title:        V.P., CFO & Treasurer

NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION

By:     /s/  JOHN V.MULVANEY, SR.
Name:      John V. Mulvaney, Sr.
Title:        V.P., CFO & Treasurer

NAVISTAR FINANCIAL 2006-RBC OWNER TRUST

By:  Deutsche Bank Trust Company Delaware, not in its
individual capacity but solely as Owner Trustee

 By:     /s/  MICHELE HY VOON.
Name:       Michele Hy Voon
Title:         Attorney-in-Fact

ROYAL BANK OF CANADA, as Swap Counterparty

By:     /s/  M. RUTH PRESTON
Name:      M. Ruth Preston
Title:        Authorized Signatory